Exhibit 32.1
CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report on Form 10-K of enCore Energy Corp. (the “Company”) for the fiscal year ending December 31, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, William Paul Goranson, Chief Executive Officer of the Company, and Shona Wilson, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 3, 2025	/s/ Robert Willette
Robert Willette
Interim Chief Executive Officer
(Principal Executive Officer)

Dated: March 3, 2025	/s/ Shona Wilson
Shona Wilson
Chief Financial Officer
(Principal Financial Officer)